UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): December 11, 2008

SMURFIT-STONE CONTAINER CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-23876	43-1531401
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

150 North Michigan Avenue

Chicago, Illinois  60601

(Address of principal executive offices)

(Zip Code)

(312) 346-6600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act.

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 5.02.                                          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

                On December 11, 2008, the Board of Directors of Smurfit-Stone Container Corporation (the “Company”) appointed Steven J. Klinger, the Company’s President and Chief Operating Officer, as Director upon the recommendation of the Company’s Nominating and Governance Committee.  Mr. Klinger has served as President and Chief Operating Officer of the Company since May 11, 2006.

                On December 15, 2008, the Company issued a press release announcing Mr. Klinger’s appointment.  A copy of this press release is attached hereto as Exhibit 99.1.

Item 9.01.              Financial Statements and Exhibits.

                (d)           Exhibits.

Exhibit No.	Description
99.1	Press Release of Smurfit-Stone Container Corporation, dated December 15, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:    December 15, 2008

SMURFIT-STONE CONTAINER CORPORATION

By:	/s/ Craig A. Hunt
Name:	Craig A. Hunt
Title:	Senior Vice President, Secretary, and General Counsel

Exhibit Index

Exhibit No.	Description
99.1	Press Release of Smurfit-Stone Container Corporation, dated December 15, 2008.